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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported)   June 1, 2000
                                                    ------------



                          BOSTON LIFE SCIENCES, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)

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
              Delaware                         0-6533                  87-0277826
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(State or other jurisdiction of             (Commission   (I.R.S. Employer Identification No.)
  incorporation or organization)            File No.)

137 Newbury Street
8th Floor
Boston, Massachusetts                                                     02116
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(Address of principal executive offices)                                 Zip Code
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Registrant's telephone number, including area code    (617)  425-0200
                                                    -----------------
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Item 5.  Other Events.
         -------------

On June 1, 2000 Boston Life Sciences, Inc. entered into and closed an agreement to sell $10 million of the Company's common stock to an institutional investment fund. Under the terms of the financing, the Company issued 1,405,956 shares of common stock to the Pictet Global Sector Fund - Biotech. The effective purchase price of $7.113 per share was based on the weighted average closing price for the ten trading days ending May 26, 2000.

The Company also issued two classes of warrants: the first, or "Class C" warrants, are exercisable to purchase 300,000 shares of common stock at an exercise price of $8.00 per share. The second, or "Class D" warrants, are exercisable to purchase 200,000 shares of common stock at an exercise price of $10.00 per share.

The Company is obligated to file a registration statement covering resales of common stock issued at closing and issuable upon exercise of the warrants within 30 days of closing.

Copies of the material agreements related to the transaction as well as the press release announcing the transaction are filed as exhibits to this Form 8-K and incorporated herein by reference.
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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(C)   Exhibits:
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     10.1 Purchase Agreement among the Company and the purchasers listed therein dated as of June 1, 2000.

     10.2 Schedule 4.3 (to the Purchase Agreement).

     10.3 Schedule 4.16 (to the Purchase Agreement).

     10.4 Registration Rights Agreement among the Company and the purchasers dated as of June 1, 2000.

     10.5 Form of Warrant dated as of June 1, 2000.

     99.1 Press Release issued June 1, 2000 announcing the transaction.

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SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BOSTON LIFE SCIENCES INC.


Date:  June 9, 2000                    By:  /s/ Joseph  Hernon
                                          ----------------------------
                                       Name:  Joseph Hernon
                                       Title:  Chief Financial Officer and
                                                Secretary
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EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits
--------

     10.1 Purchase Agreement among the Company and the purchasers listed therein dated as of June 1, 2000.

     10.2 Schedule 4.3 (to the Purchase Agreement).

     10.3 Schedule 4.16 (to the Purchase Agreement).

     10.4 Registration Rights Agreement among the Company and the purchasers dated as of June 1, 2000.

     10.5 Form of Warrant dated as of June 1, 2000.

     99.1 Press Release issued June 1, 2000 announcing the transaction.